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                                 EXHIBIT 10.79

         Amendment No. 1, dated October 15, 1996, to the Contingent Sale and Assignment of Options dated as of April 8, 1996, between Commodore Media of Kentucky and Simmons Broadcasting Company.
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                               AMENDMENT NO. 1 TO
                    CONTINGENT SALE AND ASSIGNMENT OF OPTIONS


         This AMENDMENT NO. 1 dated October 15, 1996 to the CONTINGENT SALE AND ASSIGNMENT OF OPTIONS, dated as of April 8, 1996 (the
"Contingent Sale Agreement"), is by and between MICHAEL R. SHOTT
("Shott") and COMMODORE MEDIA OF KENTUCKY, INC. ("Commodore").

         WHEREAS, Commodore and Shott desire to amend the Contingent Sale Agreement as provided herein.

         NOW, THEREFORE, in consideration of the above premises and the agreements and covenants set forth below, the parties, intending to be legally bound, agree as follows:

         Section 1. WHRD Option. The first sentence of Section 5 of the Contingent Sale Agreement is amended to add at the end thereof the following:

         "; provided, however, if a closing occurs for the sale of WFXN and not WHRD, Shott agrees that both the WFXN Option and the WHRD Option shall nevertheless be assigned to Commodore and all of Shott's rights to such options shall be assigned to Commodore pursuant to the terms hereof, provided that Commodore delivers to Shott the full consideration of $2,958,00.00 in accordance with Section 3 of the Contingent Sale Agreement at the closing on the sale of WFXN to Commodore."


         Section 2. Defined Terms. Any capitalized term not otherwise defined herein shall have the meaning ascribed to it in the Contingent Sale Agreement.

         Section 3. Effect. Except as specifically modified by this Amendment No. 1, all other terms and conditions of the Contingent Sale Agreement shall remain in full force and effect.
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         Section 4.  Counterparts.  This Amendment No. 1 may be signed in any number of counterparts with the same effect as if the signature on each such counterpart were upon the same instrument.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


                                            /s/ Michael R. Shott
                                            -------------------------------
                                            Michael R. Shott



                                            COMMODORE MEDIA OF KENTUCKY, INC.



                                            By: /s/ Bruce A. Friedman
                                            -------------------------------
                                                     Bruce A. Friedman
                                                     President



This Amendment No. 1 is hereby
acknowledged and agreed to by:


                                            SIMMONS BROADCASTING COMPANY



                                            By: /s/ W. Lee Simmons
                                            -------------------------------
                                                     W. Lee Simmons
                                                     President



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